UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 14, 2008

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)
DELAWARE	1-9305	43-1273600
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

ONE FINANCIAL PLAZA
501 NORTH BROADWAY
ST. LOUIS, MISSOURI 63102-2102

(Address of principal executive offices)

(314) 342-2000

(Registrant's Telephone Number,
Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Stifel Financial Corp. (the "Company") repurchased 250,000 shares of its outstanding common stock from BankAtlantic Bancorp, Inc. in a privately negotiated transaction. The shares were purchased by Stifel Financial at $42.35 per share, the closing price on Friday, January 11, 2008. These shares had been initially acquired by BankAtlantic Bancorp on February 28, 2007 pursuant to the acquisition of Ryan Beck Holdings, Inc. by Stifel Financial. The repurchase transaction was effected pursuant to a previously announced authorization by Stifel Financial's Board of Directors to acquire shares of common stock to meet obligations under the company's employee benefit plans and for general corporate purposes. Under existing Board authorization the company is permitted to acquire an additional 1,340,555 shares of its common stock.

Items 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99:  Press release dated January 14, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: January 14, 2008	By: /s/ Ronald J. Kruszewski
Ronald J. Kruszewski
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99	Stifel Financial Corp.'s Press Release dated January 14, 2008.